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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 27, 2001
                                 Date of Report
                        (Date of earliest event reported)

                               PET QUARTERS, INC.
             (Exact name of registrant as specified in its charter)

        ARKANSAS                                                62-1698524
(State or other jurisdiction          0-28469                 (IRS Employer
    of incorporation)          (Commission File Number)     Identification No.)

                               PET QUARTERS, INC.
                              720 EAST FRONT STREET
                             LONOKE, ARKANSAS 72806
          (Address, including Zip Code, of principal executive offices)

                                 (501) 676-9222
              (Registrant's telephone number, including area code)

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Item 1. Changes in Control of Registrant.

          Not Applicable.

Item 2. Acquisition or Disposition of Assets.

          Not Applicable

Item 3. Bankruptcy or Receivership.

          Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5. Other Events.

          Attached as an exhibit to this Form 8-K is a copy of the Pet Quarters, Inc. press release which was disseminated publicly on June 28, 2001.

Item 6. Resignations of Registrant's Directors.

          Not Applicable.

Item 7. Financial Statements and Exhibits.

          Exhibit 99.1     Press Release dated as of June 28, 2001

Item 8. Change in Fiscal Year.

          Not Applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       PET QUARTERS, INC.

                                       By: /s/ Steven Dempsey
                                           -------------------------------------
                                           Steven Dempsey
                                           President and Chief Executive Officer

DATE: May 12, 2000

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

 99.1          Press Release dated as of June 28, 2001